                                                                   EXHIBIT 10.67
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LETTERHEAD OF MCI APPEARS HERE]

                   NINTH AMENDMENT TO THE CARRIER AGREEMENT

This Ninth Amendment ("Amendment") is made as of this 15 day of May, 1997, between ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("Customer") and MCI TELECOMMUNICATIONS CORPORATION ("MCI").

WHEREAS, Customer and MCI entered into a Carrier Agreement signed by MCI on November 3, 1995, as heretofore amended (as amended, the "Agreement").

WHEREAS, Customer and MCI desire to enter into this Amendment for the purpose of further amending the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency the of which is hereby acknowledged, Customer and MCI agree as follows:

1. (a) Paragraph 7(a)(1) of the Agreement is hereby amended by changing the reference to "service terminating to Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands" appearing therein to read: "service terminating from Alaska, Hawaii and the U.S. Virgin Islands."

     (b)  The following is hereby added to the end of Paragraph 7(a)(1) of the
Agreement:

     For domestic interstate switched outbound service originating via dedicated access terminating to an MCI point of presence in Puerto Rico, Customer will pay the following non-distance sensitive ("postalized") rates:

                         Peak           Off-Peak
                         ----           --------
     [_________]         [_____]        [_____]

2. (a) Paragraph 7(b)(2) of the Agreement is hereby amended by changing the reference to "service originating from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands" appearing therein to read: "service originating from Alaska, Hawaii and U.S. Virgin Islands."

     (b)  The following is hereby added to the end of Paragraph 7(b)(2) of the
Agreement:

     For domestic interstate switched outbound service terminating via dedicated access originating from an MCI point of presence in Puerto Rico, Customer will pay the following non-distance sensitive ("postalized") rates:

                         Peak           Off-Peak
                         ----           --------
     [_________]         [_____]        [_____]

3. Paragraph 1(a)(1) of Exhibit E to the Agreement is hereby amended by deleting the rates for the countries listed below found therein and replacing them with the following rates:

     COUNTRY             RATE
     -------             ----
     BRAZIL              [_____]
     EL SALVADOR         [_____]
     FRANCE              [_____]

                               MCI CONFIDENTIAL

COUNTRY                         RATE
-------                         ----
ITALY                           [_____]
NETHERLANDS                     [_____]
PANAMA                          [_____]
PORTUGAL                        [_____]
SAUDI ARABIA                    [_____]
SOUTH KOREA                     [_____]
SPAIN                           [_____]
TURKEY                          [_____]

4. The terms of this Amendment shall become effective as of the first day of the first full month following execution and delivery by both parties hereto, with exception of Section 3 of this Amendment which shall be effective on May 1, 1997.

5. Except is expressly provided in this Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

6. This Agreement, together with the Agreement, is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter. Any further amendments to the Agreement must be in writing and signed by both parties .

7. This Amendment shall be valid only if signed by Customer by May 30, 1997, and subsequently accepted by MCI.

ASSOCIATED COMMUNICATIONS                          MCI TELECOMMUNICATIONS
COMPANIES OF AMERICA                               CORPORATION


/s/ Mike Newkirk                                  /s/ John McGuire
----------------------------                      ------------------------------
Signature                                         Signature

Mike Newkirk                                      John McGuire
----------------------------                      ------------------------------
Printed Name                                      Printed Name

Vice President                                    Vice President, Finance
----------------------------                      ------------------------------
Title                                             Title

5/15/97
----------------------------                      _____________________________
Date                                              Date



                               MCI CONFIDENTIAL

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